SCHEDULE 14A INFORMATION

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EXX INC

(Name of Registrant as Specified in its Charter)

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EXX INC

Suite 689

1350 East Flamingo Road,

Las Vegas, Nevada 89119

(702) 598-3223

NOTICE OF ANNUAL MEETING OF

CLASS A and CLASS B STOCKHOLDERS

To be held on June 10, 2004

To the Stockholders:

The Annual Meeting of Stockholders of EXX INC (the “Company”) will be held at the office of RK Consulting LLC, 3 Becker Farm Road, 4th Floor, Roseland, New Jersey at 5:00 p.m. (local time) on Thursday, June 10, 2004 for the following purposes:

(1) To elect one (1) Class A director and three (3) Class B directors to serve for a one-year term and thereafter until their respective successors are elected and qualified; and

(2) To transact such other business as may properly come before the annual meeting or before any adjournments of the meeting.

The Board of Directors has fixed the close of business on April 30, 2004 as the record date for the determination of Class A and Class B Stockholders entitled to notice of and to vote at the annual meeting and at any adjournments thereof.

A form of proxy and the proxy statement respecting the annual meeting are enclosed.

You are cordially invited to attend the annual meeting in person. Whether or not you plan to attend, you are urged to promptly MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) in the accompanying envelope. Return of your proxy will not deprive you of your right to vote your shares in person at the meeting.

By Order of the Board of Directors,

David A. Segal

Chairman of the Board,

Chief Executive Officer and Chief Financial Officer

Las Vegas, Nevada

April 26, 2004

EXX INC

Suite 689

1350 East Flamingo Road

Las Vegas, Nevada 89119

(702) 598-3223

PROXY STATEMENT

Annual Meeting of Class A and Class B Stockholders

June 10, 2004

This proxy statement and the accompanying form of proxy are first being mailed or given to Stockholders on or about May 14, 2004.

SOLICITATION AND REVOCATION OF PROXY

Solicitation

This proxy statement and the accompanying form of proxy are being furnished to the Stockholders of EXX INC (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company with respect to the Company’s annual meeting of Stockholders to be held at the office of RK Consulting LLC, 3 Becker Farm Road, 4th Floor, Roseland, New Jersey at 5:00 p.m. (local time) on Thursday, June 10, 2004 and any adjournments of the meeting.

The proxy set forth on the accompanying proxy card is being solicited by the Board of Directors of the Company. The Company will bear all expenses incurred in connection with this solicitation of proxies. In addition to soliciting proxies by use of the mails, the directors, officers and regular employees of the Company may solicit proxies by telephone, facsimile or personal interview. The Company may also reimburse brokers, banks, and other nominees for their reasonable expenses incurred in forwarding proxy materials.

Revocation of Proxy

Any Stockholder giving a proxy has the power to revoke it at any time before it is exercised, by filing with the Company either (1) an instrument revoking it or (2) a duly executed proxy bearing a later date. The proxy will be suspended if the person granting the proxy is present at the annual meeting and elects to vote his or her shares in person.

VOTING SECURITIES AND QUORUM

Voting Securities

A plurality of the votes cast of the applicable class of common stock represented (in person or by proxy) at the annual meeting is required for the election of directors which generally means that the nominees with the highest vote totals will be elected as directors in the manner discussed in “Election of Directors.” There is no cumulative voting in the election of directors.

Only Stockholders of record at the close of business on April 30, 2004 will be entitled to notice and to vote at the annual meeting and at any adjournments of the meeting. As of April 22, 2004, 10,412,307 shares of the Company’s Class A common stock, par value $.01 per share (“Class A”), and 858,093 shares of the Company’s Class B common stock, par value $.01 per share (“Class B”), were issued and outstanding. Each issued and outstanding share of Class A or Class B common stock will be entitled to one vote for each director to be elected by that class.

Stockholders of record at the close of business on April 30, 2004 may vote by: (1) written proxy by signing and returning the enclosed proxy card, in which case the shares represented will be voted in accordance with the terms of the proxy, unless subsequently revoked by the Stockholder at the annual meeting, or (2) in person at the annual meeting. If no direction is specified in the proxy, executed proxies will be voted for the election of the directors nominated by the Board of Directors.

Quorum

A quorum will require the presence (in person or by proxy) of a majority of shares issued and outstanding of each class at the annual meeting.

If a stockholder withholds authority to vote for a director nominee or nominees with respect to his or her shares of common stock, those shares will be counted as present for the purpose of determining the presence of a quorum for transacting business at the meeting. As a result, a designation on the proxy that you are “withholding authority” for a director nominee or nominees will not have an effect on the results of the vote for the election of directors. Proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary authority and have not received instructions as to how to vote on the proposal (so called “broker non-votes”) will not be considered as represented at the meeting for purposes of a quorum and will not affect the outcome of the vote on the election of directors.

PRINCIPAL HOLDERS OF COMMON STOCK

The following table and footnotes describe persons known to management to be the beneficial owners of 5% or more of each class of the Company’s common stock as of March 31, 2004, as reported to the Company or as contained in filings made with the Securities and Exchange Commission.

	Number of Shares of Common Stock Beneficially Owned				Percent of Outstanding Common Stock Beneficially Owned
	Class A		Class B		Class A	Class B
David A. Segal EXX INC 1350 East Flamingo Road, Suite 689 Las Vegas, Nevada 89119	5,206,882	(1)	524,678	(1)	42.29%	54.76%

Laura L. Bradley (2) P.O. Box 17153 Winston-Salem, North Carolina 27116	1,159,450		69,750		11.14%	8.13%

Lisa M. Bethune (3) 189 Cambridge Street Cambridge, Massachusetts 02141	1,119,827		69,750		10.75%	8.13%

(1)	Includes options to purchase 1,900,000 Class A shares and 100,000 Class B shares of common stock granted by the Company.

(2)	All information regarding Ms. Bradley is based on (a) Amendment No. 1 to Schedule 13G, relating to Class A common stock, and (b) Amendment No. 1 to Schedule 13G, relating to Class B common stock, each filed with the Securities and Exchange Commission (“SEC”) on August 30, 2000 and (c) Form 4, relating to Class A common stock, filed with the SEC on March 22, 2004.

(3)	All information regarding Ms. Bethune is based on (a) Schedule 13G, relating to Class A common stock, filed with the SEC on August 11, 2000, (b) Schedule 13G, relating to Class B common stock, filed with the SEC on August 11, 2000, and (c) Form 4, relating to Class A common stock, filed with the SEC on March 8, 2004.

ELECTION OF DIRECTORS

At the annual meeting, the Stockholders will elect a board of four directors, comprising one Class A director and three Class B directors. Under the Company’s Articles of Incorporation, holders of outstanding shares of Class B shares have the right to elect two-thirds of the Company’s directors, or the next rounded number of directors in excess of two-thirds if the number of directors is not divisible by three, and the holders of the outstanding Class A shares have the right to elect the remaining directors of the Company. Each director will serve for a one-year term and thereafter until his successor is elected and qualified. As discussed above, the election of each class of directors requires the affirmative vote of holders of a plurality of the applicable class of common stock represented (in person or by proxy) at the annual meeting, provided a quorum is present.

It is intended that the proxies given to the person named in the enclosed form of proxy will be voted for the election of the nominees for director named below, each of whom is presently a director whose current term is expiring this year. Messrs. Fishman, Perlmutter, Remington and Segal were elected directors by the Stockholders at the last annual meeting of Stockholders. The Board of Directors recommends a vote for “FOR” each of the nominees. Unless a contrary specification is indicated, the proxy to which this proxy statement relates will be voted for each of said nominees, or, in the event that any such nominee is not available by reason of any unforeseen contingency, then for the balance of the nominees and for such other person(s) as may be designated as a replacement nominee(s) by the remaining directors.

Certain Information and Security Ownership of Management

The following information sets forth the beneficial ownership of the company’s common stock as of March 31, 2004 by each director and executive officer of the company. Except as otherwise indicated, each director nominee or executive officer has had the same principal occupation or employment during the past five years. Each director has sole voting and dispositive power over the shares indicated as being beneficially owned below. Currently, no director serves as a director of another publicly-held company.

Name	Principal Occupation, Positions with the Company	Shares of Common Stock Beneficially Owned				% of Outstanding Common Stock Beneficially Owned
		Class A		Class B		Class A	Class B
Jerry Fishman (1) Age-56-Director Continuously since 1984	Director and Vice President of The Fishman Organization Inc. Director of Newcor, Inc.	1,900		100		*	*

Norman H. Perlmutter (2) Age-63-Director Continuously since 1984	CPA, private practice Director of Newcor, Inc.	3,800		200		*	*

Frederic Remington (3) Age-74-Director Continuously since 1984	Retired; Director of EXX Director of Newcor, Inc.	1,900		100		*	*

David A. Segal (4) Age-64-Director Continuously since 1984	Chairman, CEO and CFO of EXX Chairman and Co-CEO of Newcor, Inc.	5,206,882	(6)	524,678	(6)	42.29%	54.76%

James J. Connor (5) Age-52	President and Co-CEO and Director of Newcor, Inc.	0		0		0	0

All officers, directors and nominees for director of the Company as a group		5,214,482	(6)	525,078	(6)	42.35%	54.80%

*	Less than 1%

(1)	Mr. Fishman serves on the Company’s Audit Committee and Compensation Committee.

(2)	Mr. Perlmutter serves on the Company’s Audit Committee and Compensation Committee.

(3)	Mr. Remington served as Chairman of the Board and Vice President of Peerless Tube Co., a manufacturer of aerosol cans and collapsible metal tubes, for over five years before retiring in late January 2003. Mr. Remington serves on the Company’s Audit Committee and Compensation Committee.

(4)	Mr. Segal has been Chairman of the Board, Chief Executive Officer and Chief Financial Officer of EXX for more than the past five years. Previously, Mr. Segal was Chairman of the Board and Chief Executive Officer of SFM Corp.

(5)	Mr. Connor served as VP Finance, Treasurer and CFO of Newcor, Inc. from April 1999 to August 2000 and served as President –CFO of Newcor, Inc. since that time. He served as CFO of Rockwell Medical Technologies, Inc. from 1997-1999.

(6)	Includes options to purchase 1,900,000 Class A shares and 100,000 Class B shares of common stock granted by the Company.

Board Meetings and Committees

During 2003, the Company’s Board of Directors met seven times. The Board has an Audit Committee, a Compensation Committee, a Stock Option Committee and a newly formed Nominating and Corporate Governance Committee. Each of the committees of the Board of Directors is comprised of non-employee directors who meet the independence requirements of the American Stock Exchange. Each director attended not less than 75% of the meetings of the Board of Directors and committees of which such director was a member of 2003. It is the Company’s policy to strongly encourage members of the Board of Directors to attend the Company’s annual meeting. At the last annual meeting, all of the then current directors were in attendance.

The Audit Committee is currently composed of Messrs. Fishman, Perlmutter and Remington, each of whom are independent as defined in the American Stock Exchange listing standards. The Audit Committee has adopted a new written charter effective April 20, 2004, a copy of which is included as Appendix A of this proxy statement. The Audit Committee’s tasks include meeting with the auditors to review the scope, accuracy and results of the audit, making inquiries as to the adequacy of the Company’s accounting, financial and operating controls and evaluating on an annual basis the qualification, performance and independence of the Company’s auditors. The “Audit Committee financial expert” designated by the Board of Directors is Norman Perlmutter. The Audit Committee held seven meetings in 2003.

The Compensation Committee is currently composed of Messrs. Fishman, Perlmutter and Remington. The Compensation Committee recommends the compensation level of the Chief Executive Officer and other executive officers and prepares the executive compensation report included in the Company’s proxy statements. The Compensation Committee did not meet during 2003.

The Stock Option Committee is composed of Messrs. Fishman, Perlmutter and Remington. The Stock Option Committee recommends the granting of stock options to executive officers as deemed appropriate. The Stock Option Committee did not meet in 2003.

The Nominating and Corporate Governance Committee was formed on April 20, 2004. The Committee consists of Messrs. Fishman and Remington. The Committee adopted a written charter, a copy of which is included as Appendix B in this proxy statement. The Committee assists and advises the Board of Directors with respect to identifying individuals qualified to become members of the Board of Directors and recommends to the Board the director nominees for the next annual meeting of shareholders. In addition, the Committee will evaluate the overall function and performance of the Board of Directors and its committees. The Nominating and Corporate Governance Committee did not meet in 2003. Stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Nominating and Corporate Governance Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate and must be received by the Company within the time limits set forth herein under the title “Proposals of Stockholders” for consideration by the committee. In accordance with the committee’s charter, the Company is willing to consider candidates recommended by Stockholders . In identifying and evaluating nominees for director, the committee considers each candidate’s qualities, experience, background and skills, as well as other factors which the candidate may bring to the Board of Directors.

The Company has adopted a Code of Ethics for Senior Executive and Financial Officers. The code of ethics is available at no charge by requesting a copy from the Company at: EXX INC, Attention: David A. Segal, Chairman of the Board, Suite 689, 1350 East Flamingo Road, Las Vegas, Nevada 89119.

The Company has established procedures for Stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: EXX INC, Attention: David A. Segal, Chairman of the Board, Suite 689, 1350 East Flamingo Road, Las Vegas, Nevada 89119. All communications made by this means will be received by the Chairman of the Board.

Business Relationships with Directors

With the exception of Mr. Segal, who is the Company’s Chairman, Chief Executive Officer and Chief Financial Officer, all directors are independent as that term is defined in the American Stock Exchange listing standards. There are no other business relationships between the Company and its directors that are separately reportable.

Compensation of Directors

Directors who also are employees of the Company (i.e., Mr. Segal) receive no fees for their service as directors or for attendance at Board and committee meetings. Non-employee directors receive $1,000 for each Board meeting attended with a minimum of $4,000 per year. Audit Committee members receive $500 for each Audit Committee attended. Compensation Committee and Stock Option Committee members receive $150 for each committee meeting attended. The Nominating and Corporate Governance Committee members serve on this committee for no additional compensation. Non-employee directors of Newcor, Inc., our subsidiary, receive either $500 or $1,500 for each Newcor, Inc. Board meeting with a minimum of $10,000 per year.

EXECUTIVE COMPENSATION

David A. Segal serves at the pleasure of the Board of Directors as provided in the Company’s By-Laws. Biographical information regarding Mr. Segal is presented under “Election of Directors,” above.

The following table provides summary information concerning compensation awarded, paid or accrued by the Company to or on behalf of the Executive Officers for the years ended December 31, 2003, 2002, 2001.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Securities Underlying Options/ SARs (#)
David A. Segal Chairman, CEO and CFO of EXX and Co-CEO, Newcor, Inc.	2003 2002 2001	866,404 355,178 339,487	(1) (1)	714,876 65,000 137,000	(2)	2,000,000 — —	(3)

James J. Connor President, and Co-CEO, Newcor, Inc.	2003	229,167		50,000		—

(1)	Excludes base salary paid by Newcor, Inc. to Mr. Segal in the amount, $500,000 in 2002 and $166,667 in 2001. From July 2001 through January 2003, the Company owned approximately 31% of the outstanding common stock of Newcor, Inc. and accounted for that ownership under the equity method.

(2)	Includes a bonus of $471,200 accrued by Newcor, Inc. for 2003. Pursuant to the terms of Mr. Segal’s employment contract with Newcor, Inc. this bonus cannot be paid until the $28,000,000 of Newcor’s unsecured Notes outstanding are paid in full. Also includes $191,676 attributable to the market value of 250,000 shares of Class B common stock awarded to Mr. Segal in 2003.

(3)	Total includes options to purchase 1,900,000 shares of Class A common stock and 100,000 shares of Class B common stock.

Executive Employment Contract

Effective October 21, 1994, the Company entered into a 10-year executive employment agreement with Mr. Segal with an option to renew for an additional five years. Under the agreement, Mr. Segal’s base compensation is $300,000 per year with annual increases based on a Consumer Price Index formula. In addition, there is a profit bonus under which Mr. Segal will receive 5% of the consolidated pre-tax earnings of the Company. The agreement also provided an option whereby Mr. Segal could require the Company to purchase all of his common stock in the Company on the date his employment terminated, at the greater of fair market value or $10 per share (prior to adjustment). In 1997, in order to avoid the classification of the shares owned by Mr. Segal as “mezzanine” capital and the reduction to future earnings per share (or increase to future loss per share) which would result with such classification, Mr. Segal agreed to relinquish his contractual right to require the Company to purchase his shares, in exchange for options, granted in 1998, to purchase 1,900,000 Class A and 100,000 Class B shares of common stock at prices equal to, or greater than, the market value at the date of the grant. The 1998 options expired March 31, 2003. Effective April 24, 2003, Mr. Segal was

granted new options to purchase 1,900,000 Class A shares and 100,00 Class B shares at an exercise price of $.89 per Class A share of common stock and $1.15 per Class B share of common stock which was the closing stock price per share on the American Stock Exchange on the grant date. These options expire on December 31, 2013. The option grant was ratified by the shareholders at the EXX INC annual meeting on May 22, 2003.

Effective September 3, 2001, Newcor entered into a 10-year executive employment agreement with Mr. Segal with subsequent additional 10-year renewals. Under the agreement Mr. Segal’s base compensation is $500,000 per year with annual increases based on a Consumer Price Index Formula. In addition, there is a profit bonus under which Mr. Segal will receive 5% of Newcor’s pretax profit in each fiscal year. Effective January 31, 2003, under the terms of the Newcor Bankruptcy filing, Mr. Segal’s employment contract was modified to a 3-year term with subsequent 3-year renewals at the same base compensation as above plus increases on a Consumer Price Index formula using 2002 as a base. The payment of bonuses accrued under the original contract was deferred until three months after the complete payment of the $28,000,000 of the new Newcor notes.

Effective August 9, 2000, Newcor entered into an employment agreement with James J. Connor to be President and Chief Executive Officer for a base compensation of $200,000 adjusted to $250,000 starting in 2001 plus a bonus, formula to be determined by the Board of Directors. Effective January 31, 2003, under the terms of the Newcor Bankruptcy filing, Mr. Connor’s contract was modified regarding change of control definition, cancellation of Newcor stock options, and terms of the bonus arrangements to be solely determined by the Newcor Board of Directors.

Pension Benefits

A subsidiary of the Company has a non-contributory defined benefit pension plan for salaried employees, which was “frozen” by action of the Board of Directors in January 1988. Monthly benefits payable at age 65 are equal to 50% of final average earnings, less 75% of the primary Social Security benefit. “Final average earnings” is the average of the highest consecutive five of the last ten years ended December 31, 1987, and monthly benefits are reduced pro rata for each full year of service less than 30. Benefits are paid on a straight-life annuity basis or in an optional form, which is actuarially equivalent to a life annuity.

Pension Plan Table

	Credited Service
Final Average Earnings	10 years	20 years	30 years
$ 30,000	$ 5,000	$10,000	$15,000
50,000	8,333	16,667	25,000
70,000	11,667	23,333	35,000
90,000	15,000	30,000	45,000
110,000	18,333	36,667	55,000
130,000	21,667	43,333	65,000

The “Pension Plan Table” reflects estimated annual benefits payable at age 65 on a straight-life annuity basis at various compensation levels and years of service, before being reduced by up to 75% of the retiree’s annual primary Social Security benefit.

With 19 years of service, Mr. Segal is the only executive officer of the Company currently credited under the plan. The estimated final average earnings, based on annual salary and bonus, for Mr. Segal prior to reduction of Social Security Benefits are $98,300.

Newcor has a non-contributory defined benefit pension plan for salaried employees which was frozen by its Board of Directors effective December 31, 2003. Under the terms of the plan, pension benefits are determined by using 1.1% of the average monthly earnings for the highest consecutive 60-month employment currently capped at $17,083 per month times the period of benefit service. Benefits are payable upon reaching 63 years of age. Mr. Segal and Mr. Connor are the only executive officers participating under the plan. Mr. Connor is currently fully vested and will receive approximately $7,200 per year upon reaching 63 years of age. Mr. Segal will be fully vested in August, 2006 and will receive a pension of approximately $4,700 per year at that time.

Stock Options

In 1994, the Company’s Board of Directors adopted and the stockholders approved the EXX INC 1994 Stock Option Plan, which provided for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code, as amended, and for the issuance of non-qualified stock options (not intended to qualify under Section 422 of the Code). Pursuant to the plan, 5,000,000 shares of Class A common stock have been reserved for issuance upon the exercise of options to officers, directors, employees and consultants of the Company as either incentive and/or non-qualified options.

The 1994 Stock Option Plan is administered by a committee consisting of two members of the Board of Directors, each of whom is a disinterested person as defined in Rule 16b-3 of the Securities and Exchange Act. The plan committee has the authority to grant options, determine the recipients of said options, the exercise price which is not to be less than fair market value at date of grant, and to make all other determinations deemed necessary or advisable for its administration. The plan also provides that the maximum term of each option is ten years (except that with respect to options granted to persons holding more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price must be at least equal to 100% of the fair market value and the term cannot exceed five years). The plan also provides certain maximum limits of incentive options that may be granted to an employee within a calendar year.

At December 31, 2003, options to purchase 5,000,000 shares of Class A common stock were available for grant under the 1994 Stock Option Plan. Unless previously terminated the plan shall terminate in 2004.

Fiscal Year-End Option Values

The following table sets forth information with respect to the number of exercisable and unexercisable stock options at December 31, 2003, as well as the value of such stock options having an exercise price lower than the last reported trading price on December 31, 2003 (“in-the-money” options) held by the executive officers named in the Summary Compensation Table. The executive officers named in the Summary Compensation Table did not exercise any stock options in 2003.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(2) Exercisable/Unexercisable
David A. Segal (1)	1,900,000/-0- 100,000 /-0-	$5,814,000/-0- 270,000 / -0-

James J. Connor	-0-/-0-	-0-/-0-

(1)	Options granted to Mr. Segal in 2003 were comprised of 1,900,000 shares of Class A common stock and 100,000 shares of Class B common stock.

(2)	Based on a price per share of $3.95, the last reported sale price of the Class A common stock on December 31, 2003 and $3.85, the last reported sale price of the Class B common stock on December 31, 2003.

Option Grants In Last Year

The following table sets forth information concerning stock option grants made in the year ended December 31, 2003, to the executive officers named in the Summary Compensation Table.

	Individual Grant
Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5% ($)	10% ($)
David A. Segal	1,900,000	100	0.89	12/31/2013	931,570	2,694,010
	100,000	100	1.15	12/31/2013	72,250	183,220
James J. Connor	—	—	—	—	—	—

(1)	Each option is fully vested and exercisable. Options granted to Mr. Segal in 2003 were comprised of 1,900,000 shares of Class A Common Stock and 100,000 shares of Class B Common Stock.

(2)	The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the Company’s views as to the likely trend in the price of the Class A Common Stock or Class B Common Stock. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on, among other things, the future performance of our common stock and overall market conditions. There can be no assurance that the amounts reflected above will be achieved.

Equity Compensation Plan Benefit Information

The following table provides information as of December 31, 2003 with respect to the shares of the Company’s common stock that may be issued under existing equity compensation plans.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	2,000,000	$.90	5,000,000
Equity compensation plans not approved by stockholders	—	—	—

Total	2,000,000	$.90	5,000,000

REPORT OF THE COMPENSATION COMMITTEE

The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors, which is composed of Messrs. Fishman, Perlmutter and Remington.

The Company’s executive compensation policy is designed and administered to provide a competitive compensation program that will enable the Company to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner. The Company’s compensation policy is based on the principle that the financial rewards to the executive should be aligned with the financial interests of the stockholders of the Company. In this manner, the Company will meet its ultimate responsibility to its stockholders by striving to create a suitable long-term return on their investment through earnings from operations and prudent management of the Company’s business and operations.

In determining the appropriate level of executive compensation in 2003, the Compensation Committee considered the Company’s financial results during the period and management’s continuing efforts over the past several years in achieving the Company’s goal of building long-term shareholder value. The Committee did not assign specific weights to individual factors, but rather considered all such factors as a whole. Components of the Company’s executive compensation policy in 2003 consisted of base salary, short and long-term compensation. In determining its policy, the Committee also considered the accomplishments of management in 2003 completing the acquisition of the Company’s Newcor, Inc. subsidiary.

The Company’s long-term incentive compensation program consists of stock option grants to the Company’s executives. The Company’s short-term incentive compensation program consists of cash bonuses payable based upon the Company’s actual results and progress toward its strategic plans, and an evaluation of each individual’s contributions thereto.

Mr. Segal’s base salary and bonus for 2003 was determined by the Compensation Committee in the same manner as is used by the Committee for executive officers generally, consistent with Mr. Segal’s employment contracts with the Company. During fiscal 2003, stock options to purchase 1,900,000 shares of Class A Common Stock and 100,000 shares of Class B Common Stock were granted to Mr. Segal in light of the expiration of options previously granted to Mr. Segal, and to preserve Mr. Segal’s financial incentive to further the Company’s successful acquisition of Newcor, Inc.

Although the foregoing describes the Compensation Committee’s current compensation policies applicable to the Company’s executive officers, the Compensation Committee reserves the right to amend these policies at such times in the future and in such manner as the Committee deems necessary or advisable.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of the Company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. In making compensation decisions, the Compensation Committee will consider the net cost of compensation to the Company and whether it is practicable and consistent with other compensation objectives to qualify the Company’s incentive compensation under the applicable exemption of Section 162(m). The Compensation Committee anticipates that deductibility of compensation payments will be one among a number of factors used by the Committee in ascertaining appropriate levels or modes of compensation, and the Compensation Committee will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of the Company and its stockholders.

The foregoing report on executive compensation has been approved by all members of the Compensation Committee.

Jerry Fishman	Norman H. Perlmutter	Fredric Remington

STOCK PRICE PERFORMANCE GRAPH

The current SEC rules require that the reporting Company include in this Proxy Statements a line graph which compares cumulative five-year return to stockholders on an indexed basis with a major index and a nationally recognized industry standard or a peer group index. This information set forth below compares the EXX INC return with the AMEX Composite Index (“XAX”), the AMEX Industrial Index (“XID”), Standard & Poor’s (“S&P”) Midcap Index, and the S&P 400 Electrical Components and Equipment Index for this requirement. The AMEX Composite and Industrial Indices have been added this year and the S&P Midcap and 400 Electrical Components Indices will be removed next year to better emphasize the dominant business segment of EXX INC. The information set forth covers the period from year-end 1998 through year-end 2003 and assumes the investment of $100 in December 1998 and the monthly reinvestment of dividends.

[GRAPH APPEARS HERE]

		INDEXED RETURNS Years Ending
Company/Index	Base Period Dec-98	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03
EXX INC – CL A	100	336.67	150.00	120.00	162.67	1053.33
XAX	100	127.28	130.30	123.02	119.65	170.33
XID	100	100.51	107.79	119.03	128.80	188.59
S&P 400 ELECTRICAL COMPONENTS & EQUIPMENT	100	141.12	118.32	117.18	149.77	191.10
S&P MIDCAP 400 INDEX	100	113.35	131.72	129.57	109.55	146.83

		ANNUAL RETURN PERCENTAGE Years Ending
Company/Index		Dec-99	Dec-00	Dec-01	Dec-02	Dec-03
EXX INC – CL A		236.67	-55.45	-20.00	35.56	547.54
XAX		27.28	2.37	-5.59	-2.74	42.36
XID		0.51	7.24	10.42	8.21	46.42
S&P 400 ELECTRICAL COMPONENTS & EQUIPMENT		41.12	-16.15	-0.96	27.81	27.59
S&P MIDCAP 400 INDEX		13.35	16.21	-1.64	-15.45	34.02

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors operates under a written charter. A copy of the new written charter adopted by the Committee and approved by the Board of Directors is included in this proxy statement as Appendix A. The Audit Committee consists of three “independent” directors: Messrs. Fishman, Perlmutter and Remington.

The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule that governs audit committee composition, including the requirement that all audit committee members are “independent” directors, as that term is defined by Section 121(A) of the listing standards of the American Stock Exchange. The Board of Directors has determined that Norman Perlmutter meets the requirements for and was designated him as the “Audit Committee financial expert”.

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for 2003 with our management. In addition, the Audit Committee discussed with the Company’s auditors, Rothstein, Kass & Company, P.C., the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee received and discussed with Rothstein, Kass & Company, P.C.’s written disclosures and the letter regarding any significant relationships that could impair Rothstein, Kass & Company, P.C.’s independence (as required by Independence Standards Board Standard No. 1), and considered the compatibility of non-audit services with Rothstein, Kass & Company, P.C.’s independence.

Based upon the above reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2003 be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Jerry Fishman	Norman H. Perlmutter	Fredric Remington

INDEPENDENT PUBLIC ACCOUNTANTS

Rothstein, Kass & Company, P.C., the Company’s independent public accountants for 2003, have also been selected as such for the Company’s current fiscal year. A representative from that firm is expected to be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions from Stockholders.

The following table presents fees for professional audit services rendered by Rothstein, Kass & Company, P.C. for the audit of the Company’s annual financial statements, and fees billed for other services rendered for the fiscal years shown.

	Fiscal Year Ended December 31, 2003	Fiscal Year Ended December 31, 2002
Audit Fees (1)	$215,500	$212,500
Audit-Related Fees (2)	—	—
Tax Fees (3)	50,500	31,500
All Other Fees (4)	—	—

Total	$266,000	$244,000

(1)	Audit Fees consist of fees rendered for professional services rendered for the audit of the Company’s financial statements included in our Forms 10-K and 10-Qs during the years ended December 31, 2003 and 2002 and services that are normally provided in connection with statutory and regulatory filings or engagement.

(2)	Audit Related Fees consist of fees rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees rendered for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax planning and compliance work in connection with acquisitions.

(4)	All Other Fees consist of fees for products and services other than the services reported above.

The Audit Committee of the Board of Directors has established a policy requiring the approval of all audit engagement fees and terms and the pre-approval of all non-audit services provided to the Company. The policy prohibits the Audit Committee from delegating to management the committee’s responsibility to pre-approve permitted services of our independent public accountants.

During 2003, the Audit Committee pre-approved non-audit services related to tax compliance. The Audit Committee pre-approved 100% of the fees for services covered under the captions “Audit Related Fees,” and “Tax Fees,” for fiscal years 2002 and 2003.

Prior to retaining Rothstein, Kass & Company, P.C. to provide any non-audit services, the Audit Committee considered whether provision of all these services was compatible with maintaining the independence of Rothstein, Kass & Company, P.C. and determined that the provision of these services would not interfere with such independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of copies of reports received by us pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company believes that its directors, officers and 10% stockholders complied with all applicable filing requirements during 2003.

OTHER BUSINESS

The Company’s Board of Directors knows of no other matters which may come before the annual meeting. However, if any other business should come before the annual meeting, the proxies to which this statement relates will be voted on such matters in accordance with the best judgment of the person authorized therein.

PROPOSALS OF SECURITY HOLDERS

Under the applicable provisions of the proxy regulations of the Securities and Exchange Commission, the Company must receive all proposals of Stockholders to be considered for inclusion in the Company’s proxy statement for the 2004 annual meeting of Stockholders by January 14, 2005. Stockholder proposals that do not appear in the proxy statement may be considered at the 2004 annual meeting only if the Company receives written notice of such proposals by March 30, 2005.

By Order of the Board of Directors,

David A. Segal

Chairman of the Board,

Chief Executive Officer and Chief Financial Officer

Las Vegas, Nevada

April 26, 2004

A copy of the Company’s annual report (which includes the Company’s Form 10-K) for the year ended

December 31, 2003, including financial statements, accompanies this proxy statement.

Appendix A

EXX INC

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

This Charter documents the purpose and authority, composition and responsibilities of the Audit Committee (the “Committee”) of the Board of Directors of EXX Inc (the “Company”). The Board of Directors adopted this Charter effective as of April 20, 2004. This Charter shall be filed with the Securities and Exchange Commission and shall otherwise be filed or reported as may be required by law.

Purpose and Authority

The purpose of the Committee is to assist the Board of Directors of the Company in its oversight of:

•	the integrity of the Company’s financial statements, including monitoring the Company’s accounting and financial reporting process and systems of internal controls regarding finance, legal accounting and regulatory compliance;

•	the Company’s compliance with applicable legal and regulatory requirements with respect to financial reporting;

•	the qualifications, independence and performance of the Company’s independent auditors; and

•	audits of the Company’s financial statements and the performance of the independent auditors.

The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors of the Company and to approve any non-audit relationship with the independent auditors. The Committee has the authority to conduct any investigation it deems appropriate in fulfilling its responsibilities and has the ability to retain, at the Company’s expense, any legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

In addition, the Committee will prepare its reports that is required by the rules and regulations of the Securities and Exchange Commission to be included in the Company’s proxy statements for the annual meetings of shareholders and provide an avenue of communication among the independent auditors, those responsible for the financial management of the Company and the Board of Directors.

Composition, Qualifications and Meetings

The Committee shall be comprised of three or more directors as determined by the Board of Directors. Except as otherwise permitted under the listing standards of the American Stock Exchange (“AMEX”), each of the members of the Committee shall meet the independence and experience requirements contained in the AMEX listing standards.

Each director who serves on the Committee shall, in the judgment of the Board of Directors, have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an “Audit Committee Financial Expert.” A director shall be considered an Audit Committee Financial Expert if the director:

•	has an understanding of financial statements and generally accepted accounting principles;

•	has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•	has experience preparing, or actively supervising others in, auditing, analyzing or evaluating financial statements with a breadth and level of complexity generally comparable to the breadth and complexity of issues that can reasonably be expected to arise in the Company’s financial statements;

•	has an understanding of internal controls and procedures for financial reporting; and

•	has an understanding of the functions of the Committee.

The Board of Directors can determine that a person has acquired the above attributes through the person’s education and the person’s direct experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Each Committee member shall be appointed by the Board of Directors and shall serve until such member’s successor is appointed and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors. A Committee member shall not concurrently serve on the audit committee of more than three public companies unless the Board of Directors (1) determines that such concurrent service would not impair his or her ability to serve on the Company’s Audit Committee and (2) discloses its determination in the Company’s annual proxy statements.

The Committee shall meet on at least a quarterly basis, or more frequently as circumstances dictate. The Committee Chair shall approve an agenda in advance of each meeting. If a Committee Chair is not designated or present at a Committee meeting, the members of the Committee may designate a Chair by a majority vote of the Committee membership.

Responsibilities and Duties

The primary function of the Committee is oversight, which recognizes that the Company’s financial management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the maintenance of appropriate accounting and financial reporting practices and policies and internal controls and procedures designed to provide reasonable assurances that the Company is in compliance with applicable accounting standards, laws and regulations. The Committee also recognizes that the independent auditors are responsible for planning and performing a proper audit of the Company’s annual financial statements and performing reviews of the Company’s quarterly financial statements prior to the filing of each of these reports with the Securities and Exchange Commission.

The Committee recognizes that the persons who are responsible for the financial management of the Company and the independent auditors have more time, knowledge and detailed information regarding the Company and its financial information than do the Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurances as to the Company’s financial statements or any professional certification as to the independent auditors’ work. Each member of the Committee is entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which he or she receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

In carrying out its oversight responsibilities, the Committee shall:

•	On an annual basis, prior to the mailing of the proxy materials for the annual meetings of shareholders of the Company, recommend to the Board of Directors a public accounting firm to be placed in nomination for shareholder ratification as the Company’s independent auditors for the ensuing year and compensate and terminate the independent auditors as the Committee deems necessary. The independent auditors shall report directly to the Committee and the Committee shall be directly responsible for oversight of the independent auditors, including the resolution of any disagreement between the independent auditors and those persons responsible for the financial management of the Company. The Committee shall have the sole authority to (1) approve all audit engagement fees and terms and (2) pre-approve all non-audit services;

•	Engage counsel and other consultants and advisors that it deems necessary to advise the Committee on any matter within the scope of the Committee’s duties, and cause the Company to pay such counsel, consultants and advisors. The Committee has the authority to procure these outside services and provide for their compensation without the prior approval of the Board of Directors;

•	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the then-current year, the proposed audit fees and the audit procedures to be utilized, and at the conclusion of the audit, review the audit, including any comments or recommendations of the independent auditors, and elicit the judgment of the independent auditors regarding the quality of the accounting principles applied to the Company’s financial statements;

•	Review the annual audited and quarterly financial statements with financial management of the Company and the independent auditors, including the disclosures in the Management’s Discussion and Analysis section of the Form 10-K or Form 10-Q. In conjunction with such annual or quarterly review, the Committee shall review:

•	major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles and major issues as to the adequacy and effectiveness of internal controls and any special audit actions taken in light of major internal control deficiencies;

•	analyses prepared by financial management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effects of alternative methods of generally accepted accounting principles on the financial statements; and

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements.

•	Discuss the type of information to be disclosed in earnings press releases, earnings guidance and other financial presentations that are to be provided to analysts, rating agencies and the general public, paying particular attention to the use of “pro forma” or “as adjusted” financial disclosures that are not determined in accordance with generally accepted accounting principles;

•	Discuss the Company’s financial risk exposures, the steps financial management of the Company has taken to monitor and control such exposures and the Company’s guidelines and policies regarding risk assessment and management;

•	Provide the opportunity for financial management of the Company and the independent auditors to meet separately with the Committee. The items to be discussed at the meeting with the independent auditors should include any difficulties encountered in the course of the audit work, any restrictions placed on the scope of the independent auditors’ activities and access to information, any disagreements with financial management and the cooperation that the independent auditors received from such personnel during the course of the audit. The Committee may also review:

•	Any accounting adjustments that were noted by the independent auditors but “passed” (as immaterial or otherwise);

•	Any communications between the independent auditors’ on-site team and the independent auditors’ national offices about auditing or accounting issues raised in the course of the audit of the Company’s financial statements; or

•	Any management letter issued, or proposed to be issued, by the independent auditors to the Company.

•	Obtain and review, at least annually, a report by the independent auditors describing the firm’s internal quality-control procedures, and any material issues raised by the most recent internal quality-control review of the firm or by any governmental or professional investigation within the preceding five years with respect to any audit conducted by the firm;

•	Evaluate on an annual basis the qualifications, performance and independence of the independent auditors, based on the Committee’s review of the independent auditors’ report and the performance of the independent auditors throughout the year. In conjunction with this evaluation, the Committee shall review the independent auditors’ lead partner and consider whether the Company should regularly rotate firms to assure continuing auditors’

independence. The Committee shall present to the Board of Directors its conclusions with respect to the independent auditors;

•	At least annually, review and approve all relationships between the independent auditors and the Company, other than the audit of the financial statements with a view toward ensuring the objectivity and independence of the independent auditors in this regard. On an annual basis, the Committee shall obtain a formal written statement delineating all relationship between the independent auditors and Company, consistent with Independence Standards Board Standard 1. The Committee will set clear hiring policies with respect to employees or former employees of the independent auditors by the Company to ensure that there is no direct or indirect adverse effect on the independence of the independent auditors due to the potentiality of future employment by the Company of such personnel;

•	Establish procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal controls and auditing matters and for the confidential, anonymous submission of such complaints and concerns by employees of the Company;

•	Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interest and improprieties;

•	Review legal compliance matters and any legal matter that could have a significant impact on the Company’s financial statements; and

•	Prepare the reports of the Committee as required by the rules and regulations of the Securities and Exchange Commission to be included in the Company’s proxy materials and submit reports of all meetings of the Committee to, and discuss matters covered at each meeting with, the Board of Directors. The reports to the Board of Directors should include a review of any issues related to the quality and the integrity of the Company’s financial statements, its compliance with legal and regulatory requirements and the performance of the independent auditors.

The Committee stands at the crucial intersection of financial management, independent auditors and the Board of Directors. While the Committee may obtain the input of financial management with respect to its oversight responsibilities, the Committee shall not delegate these responsibilities to financial management.

Annual Review

The Committee shall annually perform a review and evaluation of the performance of the Committee and its members and report its conclusions to the Board of Directors. In addition, the Committee shall assess the adequacy of this Charter and the Committee’s own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the review and evaluation. The Committee shall present any amendments to the Charter or corrective actions that the Committee deems necessary or appropriate to the Board of Directors for its approval.

* * * * *

Appendix B

EXX INC

CHARTER OF THE NOMINATING AND

CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

This Charter documents the purpose, authority, composition and responsibilities of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of EXX Inc (the “Company”). The Board of Directors adopted this Charter effective as of April 20, 2004. This Charter shall be filed or reported from time to time as may be required by applicable law or rules of the American Stock Exchange.

Purpose and Authority

The Board of Directors has appointed the Committee to assist and advise the Board of Directors with respect to:

•	Identifying individuals qualified to become members of the Board of Directors and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of shareholders; and

•	Evaluating the overall functioning and performance of the Board of Directors and its committees.

The Committee shall have the sole authority to retain and terminate any search firm and any legal, accounting or other outside advisors that it deems necessary to assist with the identification of director candidates and to approve the firm’s fees and retention terms. The Committee shall also have the sole authority to retain and terminate any legal, accounting or other outside advisors to advise the Committee on any corporate governance matters within the scope of the Committee’s duties and responsibilities. The Committee may rely for administrative support and background information regarding possible nominees on the Company’s human resources and organizational development staff.

Composition, Qualifications and Meetings

The Committee shall be comprised of two or more directors as determined from time to time by the Board of Directors. Each member of the Committee shall be an “independent director” as defined by the listing standards promulgated by the American Stock Exchange.

Committee members shall be appointed by the Board of Directors and shall serve until such member’s successor is appointed and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

At a minimum, the Committee shall meet at least one time annually, or more frequently as circumstances dictate. All members of the Committee shall be expected to attend each meeting, whether in person or by telephone or videoconference. For the transaction of business at any meeting of the Committee, a majority of the members shall constitute a quorum. If a Committee Chair is not designated or present at a Committee meeting, the members of the Committee may designate a Chair by a majority vote of the Committee membership. Minutes of each meeting shall be kept and the Secretary of the Company shall maintain all minutes of the Committee. After each Committee meeting, the Committee or its designee shall report to the Board of Directors as appropriate.

Responsibilities

The Committee shall have the following responsibilities:

•	Establish standards for the functioning of the Board of Directors and evaluate the overall functioning and performance of the Board of Directors, its committees and management;

•	Based upon its evaluations, recommend to the Board of Directors whether existing Board members should be nominated for new terms or replaced and whether more or fewer members are appropriate;

B-1

•	Assist the Board of Directors in establishing criteria to select new directors and recommend to the Board of Directors a process for orientation of new Board or committee members;

•	Oversee the search for individuals qualified to become members of the Board of Directors and to select, or recommend that the Board of Directors select, director nominees to be presented for approval at the annual meeting of shareholders. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board of Directors;

•	Consider nominees for directors recommended by the Company’s shareholders; and

•	Review the committee structure of the Board of Directors and recommend for its approval directors to serve as members of each committee. The Committee shall review and make recommendations with respect to committee membership annually and shall recommend additional committee members to fill vacancies as needed.

Annual Review

The Committee shall annually perform a review and evaluation of the performance of the Committee and its members and report its conclusions to the Board of Directors. In addition, the Committee shall assess the adequacy of the Charter and the Committee’s own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the review and evaluation. The Committee shall present any amendments to the Charter or corrective actions that the Committee deems necessary or appropriate to the Board of Directors for its approval.

B-2

EXX INC

CLASS A STOCKHOLDER PROXY

Proxy Solicited on Behalf of the Board of Directors of

the Company for the Annual Meeting June 10, 2004

P R O X Y

The undersigned hereby constitutes and appoints David A. Segal his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the annual meeting of Stockholders of EXX INC to be held at the office of RK Consulting LLC, 3 Becker Farm Road, 4th Floor, Roseland, New Jersey, at

5:00 p.m. on, Thursday, June 10, 2004, and at any adjournments thereof, on all matters coming before said meeting.

Dated:                                               2004

Signature of Stockholder

This Proxy Must be Signed Exactly

As Name Appears Hereon.

Executors, administrators, trustees, etc.,
should give title as such. If the signer is a
corporation, please sign full corporate name
by duly authorized officer.

(over)

(continued from other side)

This Proxy will be voted in accordance with the Instructions given herein.

IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR; AND WILL BE VOTED UPON WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF IN THE JUDGMENT OF THE PERSON NAMED PROXY HEREIN.

1.	ELECTION OF DIRECTOR

Nominee, Norman H. Perlmutter

(Mark only one)

☐  VOTE FOR the nominee listed above.

☐  VOTE WITHHELD from the nominee listed above.

2.	In his discretion, upon other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EXX INC

CLASS B STOCKHOLDER PROXY

Proxy Solicited on Behalf of the Board of Directors of

the Company for the Annual Meeting June 10, 2004

P R O X Y

The undersigned hereby constitutes and appoints David A. Segal his true and lawful agent and proxy, with full power of substitution, to represent the undersigned at the annual meeting of Stockholders of EXX INC to be held at the office of RK Consulting LLC, 3 Becker Farm Road, 4th Floor, Roseland, New Jersey,

at 5:00 p.m. on, Thursday, June 10, 2004, and at any adjournments thereof, on all matters coming before said meeting.

Dated:                                               2004

Signature of Stockholder

This Proxy Must be Signed Exactly

As Name Appears Hereon.

Executors, administrators, trustees, etc.,
should give title as such. If the signer is a
corporation, please sign full corporate name
by duly authorized officer.

(over)

(continued from other side)

This Proxy will be voted in accordance with the Instructions given herein.

IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR; AND WILL BE VOTED UPON WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF IN THE JUDGMENT OF THE PERSON NAMED PROXY HEREIN.

1.	ELECTION OF DIRECTORS

Nominees, Jerry Fishman, Frederic Remington, David A. Segal

(Mark only one)

☐  VOTE FOR all nominees listed above; except vote withheld from following nominees (if any):

☐  VOTE WITHHELD from all nominees

2.	In his discretion, upon other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE